EXHIBIT 99.1 First Financial Bancorp

Forward Looking Statement Certain statements which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by First Financial with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performance and statements of assumptions underlying such statements. Words such as "believes," "anticipates," "intends," and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, the ability of the company to implement its business plan, the strength of the local economies in which operations are conducted; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; acts of terrorism and any governmental response to such acts; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices that may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of First Financial at managing the risks involved in the foregoing. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Corporate Overview Ticker - FFBC (Nasdaq) Market Value - $663 million (as of 2/24/05) Total Assets $3.6 billion

Background

Corporate Overview Headquartered in Hamilton, Ohio, First Financial Bancorp is a $3.6 billion publicly owned bank holding company. Founded in 1983, First Financial now operates 2 lines of business with 105 retail banking centers in Ohio, Indiana, Michigan, and Kentucky. The Bancorp serves some 500,000 customers, and approximately 4,500 investors hold its stock. Oldest affiliate founded in 1863 - 8th oldest charter in the United States First Financial's affiliates offer a full range of financial services to commercial enterprises and individual consumers. Our focus is community banking, wealth management and insurance.

Lines of Business Banking Segment Single Charter - First Financial Bank, N.A. First Financial Bank Sand Ridge Bank Community First Bank & Trust Wealth Management Segment Trust and investment management services $2.2 billion in assets under management Insurance brokerage $3 million in revenue

Market Overview

Strategy Update

Strategic Plan New CEO in October 2004 / New Plan announced in March 2005 Focus Community Banking People led sales culture Growth in Banking, Wealth Management Commitment to superior performance - better, faster, more efficient 2005 and 2006 years of transition

Strategic Accomplishments Restructuring Organization Charter consolidation Sale of Fidelity Federal Savings Bank New markets - Cincinnati, Dayton Branch network Leadership New, focused management team in place Actively recruiting market leaders Balance Sheet Indirect lending - exit Mortgage lending - sale of most production Capital Plan and Dutch Tender Offer Wholesale borrowings and investment portfolio

Strategic Plan - Timeline

Strategic Plan - Operations One-time charges associated with consolidation - $3.8 million $2.2 million for staff reductions $0.6 million for consulting and professional services $1.0 million in other Charges as of 2005 - $3.2 million $1,623,000 for staff reductions $920,000 for consulting and professional services $701,000 in other Recurring benefit associated with consolidation $4.8 - $5.2 million salary and benefit reductions Savings to occur gradually until fully recognized in 2Q 2006 Other areas under careful review

Branch Plan

Branch Deposits (FDIC June 2004) Branch Plan will take into account both financial performance and strategic fit.

2006 Goals

Goals Top-quartile performance for all stakeholders in the long term Sustained and consistent excellence Commitment to growth Effective management of all risks

Goals Target ratios are long-term objectives and approximate top- quartile peer performance.

Capital Ratios

Balance Sheet & Margin

Balance Sheet Restructure Investments - sold $179 million yielding 3.36% OTTI portfolio of $200 million as of 12/31/2005 Impairment charge in 4Q 2005 of $6.5 million or $0.10 per share Additional loss in 1Q 2006 of $0.5 million or $0.01 per share FHLB Borrowings - paid off $184 million at 5.45% Prepayment penalties in 1Q 2006 of $4.3 million or $0.07 per share Annualized EPS improvement of $0.06 per share

Balance Sheet Restructure Annualized EPS improvement $0.06 per share

Balance Sheet Restructure COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Commercial Loans Consumer Loans Leasing Retail Mortgages Investments FFBC 41.5 17.45 0.012 24.62 16.31 Commercial Loans Consumer Loans Leasing Retail Mortgages Investments FFBC 39.07 16.43 0.11 23.19 21.2 Pre-Balance Sheet Restructure 12/31/05 Post Balance Sheet Restructure Proforma 12/31/05 Earning Assets Overview Total $3.3 Billion Total $3.1 Billion Yield 5.80% 4Q 2005 Yield 5.96%

Balance Sheet Restructure COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 13.42 39.69 39.47 3.53 2.91 0.98 Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 12.64 37.38 37.18 3.33 8.54 0.92 Pre-Balance Sheet Restructure 12/31/05 Post-Balance Sheet Restructure Proforma 12/31/05 Liability Overview Total $3.4 Billion Total $3.2 Billion Yield 2.23% 4Q 2005 Yield 2.04%

Interest Rate Sensitivity Assumptions: Sensitivity as of 12/31/05 Prepayment speeds applied to fixed investment securities, loans and retail mortgage ARMS Prepaid cash flows are reinvested into like product Deposit rate sensitivity assumptions from a third party deposit study

Loan Mix (Regulatory) COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 1-4 Family RE Commercial RE Farmland RE Commercial & Industrial Loans to individuals Agriculture Other East 25 42 1 17 5 1 10 RE 1-4 FAMILY COMM RE RE SECURED BY FARMLAND COMM AND INDUSTRIAL LOANS TO INDIVIDUALS AGRICULTURE OTHER FFBC 42.27 28.95 3.65 10.8 12.21 1.08 1.02 PEER Q3 2005 RE 1-4 FAMILY COMM RE RE SECURED BY FARMLAND COMM AND INDUSTRIAL LOANS TO INDIVIDUALS AGRICULTURE OTHER East 43.01 27.13 3.39 10.83 13.96 0.96 0.71 FFBC Q4 2004 FFBC Q4 2005 42% vs. 25% = $423 million variance on current portfolio

Mortgage Loan Strategy Assumes current rates and prepayment speeds with no change in interest rates or prepay speeds. Assuming the current rate of runoff and no change in loan portfolio total the peer target is reached in 2010. 1-4 Family (excluding HELOCs)

Proforma Indirect Installment Loans As of Q4-05: Weighted Avg Coupon: 6.33% Amortization of Dealer Reserve: -0.68% Net Yield: 5.65% Assumes current rates and prepayment speeds with no change in interest rates or prepay speeds

Shares Repurchased (000's) 2000 2001 2002 2003 2004 2005 FFBC 987.6 1847.5 1839.7 1230.7 408.6 4166 Modified Dutch Tender Offer repurchase of 3,250,000 shares in December 2005 7,373,105 shares available for repurchase under pre-approved plans 9.5% of total shares outstanding

Dividend History (1Q95 - 4Q05) 1Q95 2Q95 3Q95 4Q95 1Q96 2Q96 3Q96 4Q96 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 FFBC 0.0846 0.0846 0.0846 0.0976 0.0976 0.0976 0.0976 0.1073 0.1073 0.1073 0.1181 0.1181 0.1181 0.1181 0.1181 0.1299 0.1299 0.1299 0.1299 0.1429 0.1429 0.1429 0.1429 0.1429 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.16 0.16 0.16 0.16

Efficiency

Efficiency 2000 2001 2002 2003 2004 2005 Long-term Target FFBC 0.5179 0.5305 0.5875 0.6263 0.6534 0.7369 0.55 PEER 0.5636 0.5736 0.5833 0.5816 0.5979 0.6892 14% change equals an opportunity of $27 million or $0.44 per share Plans to address both revenue and expense components Peer median = 59% Peer top quartile = 53% Efficiency Ratio

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 2004 Y 2005 Y GAAP 0.6558 0.6564 0.659 0.7009 0.6764 0.689 0.7367 0.8655 0.6679 0.7369 Adjusted - Excludes Non-recurring Items 0.6606 0.6623 0.6675 0.6705 0.679 0.6812 0.6923 0.707 0.6652 0.6897

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 2004 Y 2005 Y GAAP 0.0362 0.0359 0.036 0.0356 0.0353 0.0353 0.0346 0.0344 0.0359 0.0349 Peer Median 0.035 0.0341 0.0354 0.0355 0.035 0.035 0.0347 0.035

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 2004 Y 2005 Y GAAP 0.0147 0.0151 0.0162 0.015 0.0156 0.0154 0.0146 0.0101 0.0153 0.014 Adjusted - Excludes Non-recurring Items 0.0144 0.0147 0.0152 0.0147 0.0154 0.015 0.0161 0.0161 0.0147 0.0156 Peer Median 0.0118 0.0127 0.0114 0.0116 0.0114 0.0116 0.0122 0.0122

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 2004 Y 2005 Y GAAP 0.0334 0.0335 0.0344 0.0354 0.0344 0.0349 0.0363 0.0385 0.0342 0.036 Adjusted - Excludes Non-recurring Items 0.0334 0.0335 0.0341 0.0337 0.0344 0.0342 0.0351 0.0357 0.0337 0.0349 Peer Median 0.0296 0.0291 0.0286 0.0294 0.0287 0.0292 0.0284 0.0293

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 FFBC 12758 12913 13284 13260 13225 12948 13337 13265 Hiring of Market Presidents and Commercial Lenders 16 commercial bankers 7 wealth management

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 FFBC 1610 1614 1578 1571 1548 1519 1434 1460

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 2004 Y 2005 Y FFBC 31.7 32 33.67 33.76 34.17 34.1 37.2 36.34 33.24 36.15 8.8% increase Heritage Merger Staff Reductions Consolidation Staff Reductions & Hiring of Sales Staff

Efficiency Performance Improvement Plan Sales performance and growth Increased sales staff Key to long-term success Cost reduction plan Right-size processes to match our needs All functional areas will be reviewed Dedicated senior manager to lead project

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 2004 Y 2005 Y GAAP 0.2896 0.2965 0.3104 0.297 0.3067 0.3044 0.2971 0.227 0.2985 0.286 Adjusted - Excludes Non-recurring Items 0.2844 0.2902 0.2965 0.2923 0.3041 0.2983 0.3173 0.3192 0.2909 0.3097 Peer average approximately 25% over comparable periods

Financial Overview

Financial Performance

Financial Performance Adjusted for non-recurring items: restructuring, effects of asset and affiliate sales, effects of bankruptcy law change Adjustments made assuming a 35% tax rate

Financial Performance 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 EPS GAAP 0.23 0.24 0.25 0.23 0.25 0.23 0.33 0.07 EPS - Adjusted to Exclude Non-Recurring Items 0.22 0.23 0.24 0.25 0.24 0.23 0.22 0.21 Proforma DTO 0.23

Credit Quality Remains within a range of acceptability Will continue to actively manage New processes to ensure quality of new loans and manage existing problem credits

Management Team

Management Team Claude E. Davis, President & CEO - 45 Claude E. Davis joined First Financial as president, chief executive officer, and a member of the board of directors on October 1, 2004. Mr. Davis also serves on the board of directors of First Financial Bank, where he is also chairman of the board. At the time he joined First Financial, Mr. Davis was senior vice president at Irwin Financial Corporation and chairman of Irwin Union Bank and Trust (the company's lead bank), positions he had held since May of 2003. Prior to that, Mr. Davis served as president of Irwin Union Bank and Trust for seven years. Mr. Davis originally joined Irwin Financial Corporation and Irwin Union Bank and Trust in 1987 as vice president and controller.

Management Team C. Douglas Lefferson, Executive Vice President & COO - 41 C. Douglas Lefferson became executive vice president and chief operating officer of First Financial effective April 1, 2005. Prior to that, he was executive vice president and chief financial officer, since December 13, 2004, after having served as its senior vice president and chief financial officer since January 11, 2002. He had spent his entire banking career in various positions within First Financial and First Financial Bank.

Management Team J. Franklin Hall, Senior Vice President & CFO - 37 J. Franklin Hall became Senior Vice President and Chief Financial Officer of First Financial effective April 1, 2005. Prior to that, he had served as First Vice President, Controller, and Director of Finance for First Financial effective December 13, 2004. He served as its vice president and controller since January 11, 2002. He joined First Financial in June of 1999. Prior to joining First Financial, Mr. Hall was a senior financial analyst at Firstar Bank, N.A. (now known as US Bancorp) in Cincinnati, Ohio. Mr. Hall is a CPA and worked in the audit division of Ernst & Young, LLP earlier in his career.

Management Team Gregory A. Gehlmann, Senior Vice President & General Counsel - 44 Gregory A. Gehlmann joined First Financial in June of 2005 as senior vice president and general counsel. Prior to joining First Financial, Gehlmann practiced law for 16 years in Washington, D.C. From March 2000 to June 2005, he served as partner/counsel at Manatt, Phelps & Phillips, LLP, Washington, D.C. where he served as counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Management Team Sam Munafo, Executive Vice President of Banking Markets - 55 Sam Munafo was named executive vice president with responsibility for all banking markets in December of 2005. He served as president and chief executive officer of Community First Bank & Trust from 2001 until March of 2005, when he became the President of First Financial Bank. From 1998 to 2001, Munafo served as president and chief executive officer of Indiana Lawrence Bank. He has spent his entire banking career with various First Financial companies.

Management Team Mark W. Immelt, Executive Vice President of Wealth Management - 60 Mark W. Immelt became Executive Vice President of Wealth-Management of First Financial on March 14, 2005. Previously, he had served as president and chief executive officer of First Financial Bank since December of 1999. From July of 1997 until December of 2004, he served as senior vice president of First Financial.

Management Team David S. Harvey, Executive Vice President & Chief Credit Officer - 44 David S. Harvey was named executive vice president and chief credit officer for First Financial in December of 2005. Previously, he was president of Sand Ridge Bank, a post he took in 2001. Harvey joined Sand Ridge Bank in June of 1999 as the bank's executive vice president and chief lending officer.

Management Team John Hoying, Senior Vice President of Retail Credit and Product Management - 57 John Hoying took on the responsibility of senior vice president, retail credit and product management for First Financial in 2006. He joined Community First Bank and Trust in July of 2001. He was an executive vice president before being named president of the bank in April of 2005. During his 33-year career in financial and management banking, Hoying has been the city executive for Bank One in Lima, Ohio, president of Bank One in Sidney, Ohio, and also executive vice president for Bank One in Sidney. He began his banking career with the Citizens Baughman National Bank in October of 1968.

Management Team Jill Wyman, Senior Vice President and Director of Sales - 44 Jill Wyman became First Financial's senior vice president and director of sales in 2005. She joined the company in 2003 as vice president and sales director. Prior to joining First Financial, she was general manager of the Tri-County Lazarus Store, a division of Federated Department Stores. Beginning as a management trainee, she spent 19 years with Lazarus, progressing to sales manager, group sales manager, assistant general manager, regional merchandise manager, and general manager.

Management Team Richard Barbercheck, Senior Vice President & Chief Risk Officer - 47 Richard Barbercheck joined First Financial in 2005 and took on responsibility for the risk management function which includes commercial and consumer credit, regulatory and compliance, operational and market risk. Before joining First Financial, Barbercheck was with Irwin Financial Corporation in Columbus, Indiana, where he managed their credit risk evaluation group. He has a total of 24 years of banking experience, including commercial lending and credit administration. He also served as president of a small bank in Indiana from 1993 until 1998.

First Financial Bancorp